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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                ______________


                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 or 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

                                ______________



Date of Report (Date of earliest event reported):  November 27 , 2001



                           THE ARISTOTLE CORPORATION
            (Exact name of registrant as specified in its charter)


   DELAWARE                        0-14669                     06-1165854
------------------           --------------------         ---------------------
(State or othe                   (Commission                 (IRS Employer
jurisdiction of                  File Number)              Identification No.)
incorporation)


                                 27 ELM STREET
                              NEW HAVEN, CT 06510
              ---------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 867-4090


                                NOT APPLICABLE
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     On November 27, 2001, The Aristotle Corporation ("Aristotle") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Nasco International, Inc. ("Nasco"), Nasco Holdings, Inc. and Geneve Corporation ("Geneve"). Nasco is an indirect subsidiary of Geneve and Geneve currently owns approximately 50.9% of Aristotle's outstanding shares of common stock. Two principal officers of Geneve are currently Directors of Aristotle. The Merger Agreement, among other things:

      .  Provides that Aristotle will be the surviving corporation (Article I);

      . Sets forth the consideration to be received by Nasco's stockholders (Article II);

      . Provides, as a preparatory step immediately prior to the merger, for the distribution to Aristotle's common stockholders of a dividend of a newly authorized Series I Convertible Voting Cumulative 11% Preferred Stock, par value $.01, of the Company for each share of Aristotle common stock then issued and outstanding (Article V);

      . Sets forth the conditions to the closing of the merger, including, among other things: (1) approval by at least two thirds of the shares of Aristotle common stock and the majority of the shares of Aristotle common stock shares voting (exclusive of shares held by Geneve); (2) valuation, on the closing date, of the preferred stock to be issued to Aristotle and Nasco stockholders of at least $6.00 per share and valuation of Aristotle common stock, after subtracting the value of the preferred stock to be received in the merger, at no more than $3.00 per share; and (3) receipt of a fairness opinion from a financial advisor (Article VII); and

      . Provides for the execution of a Stockholders Agreement whereby Geneve will agree for three years after the merger to vote its shares in favor of three non-Geneve members of Aristotle's current Board of Directors to serve as Aristotle Directors (Article VII).

     In conjunction with the Merger Agreement, Aristotle and Geneve entered into an Exchange Agreement (the "Exchange Agreement") dated as of November 27, 2001, pursuant to which, on the closing date of the merger, Aristotle and Geneve will exchange all shares of Series I Preferred Stock held by Geneve for an identical number of shares of newly authorized Series J Non-Voting Cumulative 12% Preferred Stock, par value $0.01 per share.

     The press release regarding the merger, the Merger Agreement, and the Exchange Agreement are incorporated herein by reference into this Item 5.

                                       2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     2 Agreement and Plan of Merger by and among The Aristotle Corporation, Geneve Corporation, Nasco Holdings, Inc. and Nasco International, Inc. dated as of November 27, 2001.

     10 Exchange Agreement, dated as of November 27, 2001, by and between The Aristotle Corporation and Geneve Corporation.

     99.1 Press Release, dated November 28, 2001, announcing the execution of the Agreement and Plan of Merger by and among The Aristotle Corporation, Geneve Corporation, Nasco Holdings, Inc. and Nasco International, Inc.

     99.2 Form of Amended and Restated Certificate of Incorporation of The Aristotle Corporation.

     99.3 Form of Stockholders Agreement by and among The Aristotle Corporation, Geneve Corporation and Nasco Holdings, Inc.

                                       3
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE ARISTOTLE CORPORATION
                                    (Registrant)



Date: November 30, 2001              /s/ Paul McDonald
                                    ------------------------------
                                    Name: Paul McDonald
                                    Title: Chief Financial Officer


                                       4
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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number    Description
-------   -----------

2         Agreement and Plan of Merger by and among The
          Aristotle Corporation, Geneve Corporation,
          Nasco Holdings, Inc. and Nasco International, Inc.
          dated as of November 27, 2001.

10 Exchange Agreement, dated as of November 27, 2001, by and between The Aristotle Corporation and Geneve Corporation.

99.1 Press Release, dated November 28, 2001, announcing the execution of the Agreement and Plan of Merger by and among The Aristotle Corporation, Geneve
          Corporation, Nasco Holdings, Inc. and Nasco
          International, Inc.

99.2      Form of Amended and Restated Certificate of
          Incorporation of The Aristotle Corporation.

99.3      Form of Stockholders Agreement by and among The
          Aristotle Corporation, Geneve Corporation and
          Nasco Holdings, Inc.

                                       5